EXHIBIT 32.01

Section 1350 Certification

In connection with this quarterly report of ML Select Futures I L.P. (the “Partnership”) on Form 10-Q for the quarter ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (this “Report”), I, Deann Morgan, Chief Executive Officer and President of Merrill Lynch Alternative Investments LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 15, 2013

By:	/s/ DEANN MORGAN
Deann Morgan
Chief Executive Officer and President
(Principal Executive Officer)